Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of DuPont Fabros Technology, Inc. (the “Company”) for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Hossein Fateh and Mark L. Wetzel, President and Chief Executive Officer and Executive Vice President, Chief Financial Officer and Treasurer, respectively, of the sole general partner of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 21, 2013	By:	/s/ Hossein Fateh
		Name:	Hossein Fateh
		Title:	President and Chief Executive Officer

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer